UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): September 9, 2002


                                  CONSECO, INC.
             (Exact name of registrant as specified in its charter)


   Indiana                                  1-9250               35-1468632
----------------------                   ----------------     --------------
(State or other                          (Commission          (I.R.S. Employer
jurisdiction of                          File Number)        Identification No.)
organization)

11825 North Pennsylvania Street
        Carmel, Indiana                                             46032
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(Address of principal executive offices)                          (Zip Code)

                                 (317) 817-6100
                            -------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                         (Former name or former address,
                         if changed since last report.)
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Item 5. Other Events

Attached as Exhibit 99.1 is a copy of a press release dated September 9, 2002.

Item 7(c).  Exhibits.

     99.1    Press release of Conseco, Inc. issued September 9, 2002.

     99.2 Waiver No. 2 (TO 1997 D&O LOANS), dated as of September 8, 2002, to the Guaranty dated as of November 22, 2000 between Conseco, Inc., an Indiana corporation, and Bank of America, N.A., as Administrative Agent, and to the Agreement, dated as of September 22, 2000, Re 1997 D&O Loans among Conseco, various financial institutions signatory thereto, and the Agent, entered into in connection with the Credit Agreement dated as of November 22, 2000 among the borrowers party thereto, the various financial institutions signatory thereto and the Agent relating to the refinancing of certain loans under an Amended and Restated Credit Agreement dated as of August 26, 1997 among the Borrowers, certain other borrowers, the Banks and the Agent.

     99.3 Waiver No. 2 (TO 1998 D&O LOANS), dated as of September 8, 2002, to the Guaranty dated as of November 22, 2000 between Conseco, Inc., an Indiana corporation, and Bank of America, N.A., as Administrative Agent, and to the Agreement, dated as of September 22, 2000, Re 1998 D&O Loans among Conseco, various financial institutions signatory thereto, and the Agent, entered into in connection with the Credit Agreement dated as of November 22, 2000 among the borrowers party thereto, the various financial institutions signatory thereto and the Agent relating to the refinancing of certain loans under an Amended and Restated Credit Agreement dated as of August 21, 1998 among the Borrowers, certain other borrowers, the Banks and the Agent.

     99.4 Waiver No. 2 (TO 1998 NON-REFINANCED D&O LOANS), dated as of September 8, 2002, to the Guaranty dated as of August 21, 1998 between Conseco, Inc., an Indiana corporation, and Bank of America, N.A., as Administrative Agent, and to the Agreement, dated as of September 22, 2000, Re 1998 D&O Loans among Conseco, various financial institutions signatory thereto, and the Agent, entered into in connection with the Credit Agreement dated as of August 21, 1998 among the borrowers party thereto, the various financial institutions signatory thereto and the Agent.

     99.5 Waiver No. 2 (TO 1999 D&O LOANS), dated as of September 8, 2002, to the Guaranty dated as of November 22, 2000 between Conseco, Inc., an Indiana corporation, and JPMorgan Chase Bank, as Administrative Agent, and to the Agreement, dated as of September 22, 2000, Re 1999 D&O Loans among Conseco, various financial institutions signatory thereto, and the Agent, entered into in connection with the Credit Agreement dated as of November 22, 2000 among the borrowers party thereto, the various financial institutions signatory thereto and the Agent relating to the refinancing of certain loans under a Termination and Replacement Agreement dated as of May 30, 2000 among the Borrowers, the Banks and the Agent.

     99.6 Waiver No. 2 (TO $1,500,000,000 FIVE-YEAR CREDIT AGREEMENT), dated as of September 8, 2002, to the $1,500,000,000 Five-Year Credit Agreement dated as of September 25, 1998 among Conseco, Inc., an Indiana corporation, the various financial institutions signatory thereto and Bank of America, N.A., individually and as agent for the Banks.

                                    Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           CONSECO, INC.

September 11, 2002
                                           By:  /s/ William J. Shea
                                                ------------------------
                                                William J. Shea
                                                  Chief Operating Officer and
                                                  Acting Chief Financial Officer